                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------



Date of report (Date of earliest event reported): August 17, 2005
                                                  ---------------------

                               LUCILLE FARMS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                         1-12506                   13-2963923
---------------------------      ---------------------       -------------------
(State or Other Juris-           (Commission File No.)          (IRS Employer
diction of Incorporation)                                    Identification No.)


12 Jonergin Drive, PO Box 125, Swanton Vermont                      05488
----------------------------------------------                    ----------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (802) 868-7051
                                                   ---------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.01.        NOTICE OF DELISTING OR FAILURE.

On August 11, 2005, the Registrant received a letter from NASDAQ that Registrant was not in compliance with Marketplace Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years, and, therefore, would be delisted from the Nasdaq Smallcap Market at the opening of business on August 20, 2005. The Company has until 4:00 P.M. on August 18, 2005 to appeal the Staff's determination and request a hearing. The Registrant intends to appeal the Staff's determination in a timely manner.

                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 LUCILLE FARMS, INC.



                                 By: /s/ Jay Rosengarten
                                    -------------------------------------------
                                     Jay Rosengarten, Chief Executive Officer




Date: August 17, 2005